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                                                                    EXHIBIT 10.6

                                                             EXECUTION AGREEMENT

                              TAX SHARING AGREEMENT

                  This Tax Sharing Agreement (the "Agreement"), dated as of February 4, 2004, is made by and among Town Sports International Holdings, Inc., a Delaware corporation ("Holdings"), Town Sports International, Inc., a New York corporation ("TSI"), and the other signatories to this Agreement (the "Subsidiaries").

                  WHEREAS, Holdings is the common parent corporation of an affiliated group of corporations within the meaning of Section 1504(a) of the Internal Revenue Code of 1986, as amended (the "Code"); and

                  WHEREAS, TSI is a member of the affiliated group of which Holdings is the common parent corporation, and each of the Subsidiaries is a wholly-owned subsidiary of TSI; and

                  WHEREAS, Holdings, TSI and the Subsidiaries will file consolidated income tax returns as required by Section 1501 of the Code and similar laws of other jurisdictions; and

                  WHEREAS, Holdings, TSI and the Subsidiaries desire to agree upon a method for determining the financial consequences to each party resulting from the filing of a consolidated income tax return; and

                  NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereby agree as follows:

1.       DEFINITIONS.

         (a) For purposes of this Agreement, the terms set forth below shall have the following meanings.

                  (i) "Alternative Minimum Tax" shall mean the tax imposed by Section 55(a) of the Code.

                  (ii) "Consolidated Federal Tax Liability" shall mean, with respect to any taxable year, the Alternative Minimum Tax and Regular Tax to be actually paid by the Holdings Group with respect to such taxable year (without taking into account any carry-backs of tax attributes from later taxable years).

                  (iii) The "Federal Tax Liability" of any Subgroup shall mean, with respect to any taxable year, the sum of the Subgroup's liability for Regular Tax and for Alternative Minimum Tax for such taxable year, and any interest, penalties, and other additions to such taxes for such taxable year, computed as if the Subgroup were not part of the Holdings Group, but rather were a separate affiliated group of corporations filing a consolidated United States federal income tax return pursuant to Section 1501 of the Code. Such computation shall be made (A) without regard to the income, deductions (including net operating loss and capital loss deductions) and credits in any year of any member of the Holdings Group which is not a member of the Subgroup, (B) with regard to net operating loss and capital loss carry-forwards from earlier years (but not carry-backs from later years) of the Subgroup, (C) with regard to the

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minimum tax credits of the Subgroup and (D) as though the highest rate of tax specified in subsection (b) of Section 11 of the Code were the only Regular Tax rate applicable to the Subgroup.

                  (iv) "Holdings Group" shall mean Holdings, TSI and the Subsidiaries and any other corporation that, from time to time, joins with Holdings in the filing of a consolidated United States federal income tax return.

                  (v) "Regular Tax" shall mean the tax imposed by Section 11 of the Code.

                  (vi) "Subgroup" shall be comprised of any member of the Holdings Group (other than Holdings) and its direct corporate subsidiaries that would be eligible, from time to time, to join with such member in the filing of a consolidated United States federal income tax return if such member were not a member of the Holdings Group.

                  (vii) "Subgroup Additional Tax Amount" shall mean the excess of (A) the sum of a Subgroup's Federal Tax Liability for the period beginning when such Subgroup entered the Holdings Group and ending in the taxable year at issue over (B) the sum of such Subgroup's Subgroup Payment for the period beginning when such Subgroup entered the Holdings Group and ending in the taxable year at issue.

                  (viii) "Subgroup Parent" means the corporation that is the controlling member of a Subgroup. In the case of a Subgroup that consists of a single corporation, Subgroup Parent means that corporation.

         (b) For all purposes of this Agreement, unless the context otherwise requires, the definitions of terms not defined herein shall be determined by reference to applicable law.

2.       UNITED STATES FEDERAL INCOME TAXES.

         (a) References. All references in this Section 2 to taxes or matters related to taxes are references to United States federal income taxes and related United States federal income tax matters.

         (b)      Tax Sharing.

                  (i) With respect to any taxable year of each Subgroup, each Subgroup Parent shall pay to Holdings an amount equal to the lesser of (A) the Subgroup's Federal Tax Liability or (B) the amount equal to the product of the Consolidated Federal Tax Liability for such Taxable year and a fraction (1) the numerator of which is the taxable income of such Subgroup for such taxable year (or zero, if such taxable income is negative), where the taxable income is calculated on the basis of the assumption that such Subgroup had filed separate federal income tax returns for such taxable year and all prior years and (II) the denominator of which is the sum of the taxable income for such taxable year of each Subgroup of the Holdings Group which has positive taxable income for such taxable year, where taxable income of a Subgroup of the Holdings Group is calculated on the basis of the assumption that such Subgroup had filed a separate federal income tax return for such taxable year and all prior taxable years. The actual

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amount of tax required to be paid by any Subgroup pursuant to the preceding sentence is hereinafter referred to as the "Subgroup Payment."

                  (ii) In the event that the Consolidated Federal Tax Liability for any taxable year exceeds the sum of the Subgroup Payments of the Subgroups for such year (such excess hereinafter referred to as the "Additional Tax Amount"), Holdings may collect from each Subgroup an amount equal to the lesser of (A) the Subgroup Additional Tax Amount of such Subgroup and (B) an amount equal to the product of the Additional Tax Amount and a fraction (I) the numerator of which is the Subgroup Additional Tax Amount of such Subgroup and
(II) the denominator of which is the sum of the Subgroup Additional Tax Amounts for all Subgroups.

         (c) Estimated Payments. Not later than thirty days prior to each date on which an estimated federal income tax installment is due (a "Tax Payment Date"), Holdings shall determine, and notify each Subgroup Parent of, (i) the amount of the applicable required installment of the required annual payment of the Holdings Group under Section 6655(d) of the Code and (ii) the amount of such required installment calculated solely by reference to the Subgroup consistent with the methodology under Section 2(b) of this Agreement (the "Subgroup Estimated Payment"). Each Subgroup Parent shall then pay to Holdings, on (but no earlier than) the date which is three business days prior to such Tax Payment Date, the Subgroup Estimated Payment thus determined.

         (d)      Payment of Taxes at Year-End.

                  (i) Holdings shall determine, and notify each Subgroup Parent of, the Subgroup Payment within 60 days following the end of the taxable year for which the payment is to be made. On (but no earlier than) the date which is three business days prior to the last date prescribed by law for payment of the consolidated United States federal income tax liability of the Holdings Group for such year, each Subgroup Parent shall pay to Holdings an amount equal to the excess, if any, of the Subgroup Payment over the total Subgroup Estimated Payments with respect to such taxable year. A similar rule shall apply to the extent the amount of the Subgroup Payment determined within the 60-day period specified in this clause (i) is adjusted at or prior to the time at which the consolidated federal income tax return for such year is filed.

                  (ii) If, as a result of the operation of Section 2(c), the aggregate amount of the Subgroup Payments for a Subgroup for a given taxable year is greater than the applicable Subgroup Payment, then Holdings shall promptly remit the excess to such Subgroup Parent. A similar rule shall apply to the extent the amount of the Subgroup Payment determined within the 60-day period specified in clause (i) of this Section 2(d) is adjusted at or prior to the time at which the consolidated federal income tax return for such year is filed. If Holdings shall fail to remit such excess, the applicable Subgroup Parent may offset such excess against any future payments due from such Subgroup Parent to Holdings under this Agreement (such right to offset not limiting any other rights a Subgroup Parent may have as a result of such failure).

         (e) Treatment of Adjustments. If any adjustment (including an adjustment resulting in a refund of tax) is made in a tax return of the Holdings Group after the filing thereof, in which income or loss of any Subgroup is included, then at the time the adjustment is agreed to by Holdings or becomes final and nonappealable as a matter of law, the Subgroup Parent shall pay

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to Holdings or Holdings shall pay to the Subgroup Parent, as the case may be, the difference between all payments actually made under Sections 2(b)-2(d) with respect to the taxable year covered by such tax return and all payments that would have been made under Sections 2(b)-2(d) taking such adjustment into account, together with any penalties and interest actually paid or received.

         (f) Treatment of Refunds. If the Holdings Group carries back a net operating loss or capital loss generated by any Subgroup on a stand-alone basis and thereby obtains a refund of a prior year's tax, or otherwise receives a refund of a prior year's tax, Holdings shall pay such refund to the Subgroup Parent from which such refund originates.

         (g) Preparation of Returns. So long as the Holdings Group elects to file consolidated federal income tax returns as permitted by Section 1501 of the Code, Holdings shall prepare and timely file such returns and any other returns, documents or statements required to be filed with the Internal Revenue Service (the "IRS") with respect to the determination of the federal income tax liability of the Holdings Group. Each member of the Holdings Group appoints Holdings as its agent, as long as such corporation is a member of the Holdings Group, for purposes of filing such consolidated federal income tax returns, making any election or application, or taking any action in connection therewith on behalf of the members of the Holdings Group. Each member of the Holdings Group consents to the filing of such returns and the making of such elections and application.

         (h) Cooperation. Holdings, TSI and each Subsidiary shall cooperate in the filing of any consolidated federal income tax returns for the Holdings Group by maintaining such books and records and providing such information as may be necessary or useful in the filing of such returns and executing any documents and taking any actions which Holdings or any member of the Holdings Group may reasonably request in connection therewith. Holdings and each member of the Holdings Group will provide one another with such information concerning such returns and the application of this Agreement as Holdings or such member may reasonably request. Holdings shall preserve all records relating to taxes for which any Subgroup Parent is liable hereunder until the expiration of the applicable statute of limitations and shall make such records available to such Subgroup Parent upon the Subgroup Parent's reasonable request.

         (i) No Application to Other Federal Taxes. Without limitation of the other provisions of this Agreement, any United States taxes, other than those imposed by Sections 11 and 55 of the Code, for which the Holdings Group may become liable shall not be subject to this Agreement.

         (j) Payment of Tax; Indemnification. Holdings will timely pay or discharge, or cause to be timely paid or discharged, the consolidated federal income tax liability of the Holdings Group for each taxable year of the Holdings Group. Holdings will defend, indemnify and hold harmless each member of the Holdings Group from and against all liability relating to federal income taxes (including interest, penalties and additions to tax), and all costs and expenses described in paragraph 4 hereof, for each taxable year except to the extent that a Subgroup Parent within the Holdings Group has agreed to make a payment in respect of such liability under the provisions of this Agreement which payment has not been made.

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3.       STATE AND LOCAL TAXES. If any tax based on or measured by net income imposed by any state or local government for any taxable period is determined by combining or consolidating all or part of the income, losses, properties, payrolls, sales or other attributes of any Subgroup with those of Holdings, whether or not a combined or consolidated return is filed with such state or local government, the applicable Subgroup Parent shall make payments to Holdings in satisfaction of such state or local tax, and Holdings shall make payments to the Subgroup Parent with respect to such tax, according to the same general sharing provisions as described above in Sections 2(b) through 2(e). If any refund is received from any such state or local government, such refund shall be paid to the Subgroup Parent according to the same general sharing provisions as described above in Sections 2(e) and 2(f).

4. TERM. The term of this Agreement shall commence as of the date hereof, for the taxable year including the date hereof and for which a consolidated federal income tax return for the Holdings Group is filed. This Agreement shall expire with respect to any member of the Holdings Group upon the date on which it shall cease to be a subsidiary corporation includible in a consolidated return of the Holdings Group for United States federal income tax purposes; provided, however, that all rights and obligations arising hereunder with respect to a taxable period ended at or prior to expiration shall survive until they are fully effectuated or performed.

5. SUCCESSORS. This agreement shall be binding on and inure to the benefit of any successor, by merger, acquisition of assets or otherwise, to any of the parties hereto (including but not limited to any successor of Holdings or any member of the Holdings Group succeeding to the tax attributes of such party under Section 381 of the Code), to the same extent as if such successor had been an original party hereto. If any corporation other than the members of the Holdings Group as of the date hereof joins with Holdings in the filing of a consolidated United States federal income tax return after the date hereof, then Holdings shall cause such corporation to sign a joinder agreement and become bound by the terms hereof.

6. AUTHORIZATION, ETC. Each of the parties hereto hereby represents and warrants that it has the power and authority to execute, deliver and perform this Agreement, that this Agreement has been duly authorized by all necessary corporate action on the part of such party, that this Agreement constitutes a legal, valid and binding obligation of each such party and that the execution, delivery and performance of this Agreement by such party does not contravene or conflict with any provision of law or of its charter or bylaws or any agreement, instrument or order binding on such party.

7. SECTION CAPTIONS. Section captions used in this Agreement are for convenience and reference only and shall not affect the construction of this Agreement.

8. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO LAWS AND PRINCIPLES RELATING TO CONFLICTS OF LAW.

9. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.

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10.      WAIVERS AND AMENDMENTS. This Agreement shall not be waived, amended or otherwise modified except in writing, duly executed by all of the parties hereto.

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                  IN WITNESS WHEREOF, each of the parties hereto has caused this
Tax Sharing Agreement to be executed by a duly authorized officer as of the date first above written.

                                      TOWN SPORTS INTERNATIONAL HOLDINGS, INC.

                                      By: /s/ Richard Pyle
                                          ---------------------------------
                                          Name: Richard Pyle
                                          Title: Chief Financial Officer

                                      TOWN SPORTS INTERNATIONAL, INC.

                                      By: /s/ Richard Pyle
                                          ---------------------------------
                                          Name: Richard Pyle
                                          Title: Chief Financial Officer

                                      TSI ALEXANDRIA, LLC,
                                      TSI ALLSTON, INC.,
                                      TSI ANDOVER, INC.,
                                      TSI ARDMORE, LLC,
                                      TSI ARTHRO-FITNESS SERVICES, INC.,
                                      TSI ASTORIA, INC.
                                      TSI BATTERY PARK, INC.,
                                      TSI BETHESDA, LLC,
                                      TSI BROADWAY, INC.,
                                      TSI 217 BROADWAY, INC.,
                                      TSI BROOKLYN BELT, INC.,
                                      TSI BRUNSWICK, INC.,
                                      TSI BULFINCH, INC.,
                                      TSI CASH MANAGEMENT, INC.,
                                      TSI CENTRAL SQUARE, INC.,
                                      TSI CENTREVILLE, LLC,
                                      TSI CHERRY HILL, LLC,
                                      TSI CHEVY CHASE, INC.,
                                      TSI CLARENDON, LLC,
                                      TSI COBBLE HILL, INC.,
                                      TSI COLONIA, LLC,
                                      TSI COMMACK, INC.,
                                      TSI CONNECTICUT AVENUE, INC.,

                                      By: /s/ Richard Pyle
                                          ---------------------------
                                          Name: Richard Pyle
                                          Title: Chief Financial Officer

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                                      TSI COPLEY, INC.,
                                      TSI COURT STREET, INC.,
                                      TSI CROTON, INC.,
                                      TSI DANBURY, INC.,
                                      TSI DANVERS, INC.,
                                      TSI DOWNTOWN CROSSING, INC.,
                                      TSI DUPONT CIRCLE, INC.,
                                      TSI DUPONT II, INC.,
                                      TSI EAST CAMBRIDGE, INC.,
                                      TSI EAST MEADOW, INC.,
                                      TSI EAST 23, INC.,
                                      TSI EAST 31, INC.,
                                      TSI EAST 34, INC.,
                                      TSI EAST 36, INC.
                                      TSI EAST 41, INC.,
                                      TSI EAST 51, INC.,
                                      TSI EAST 59, INC.,
                                      TSI EAST 76, INC.,
                                      TSI EAST 86, INC.,
                                      TSI EAST 91, INC.,
                                      TSI F STREET, INC.,
                                      TSI FAIRFAX, LLC,
                                      TSI FENWAY, INC.,
                                      TSI FIFTH AVENUE, INC.,
                                      TSI FIRST AVENUE, INC.,
                                      TSI FOREST HILLS, INC.,
                                      TSI FORT LEE, LLC,
                                      TSI FRAMINGHAM, INC.,
                                      TSI FRANKLIN (MA), INC.,
                                      TSI FRANKLIN PARK, LLC,
                                      TSI FREEHOLD, LLC,
                                      TSI GALLERY PLACE, INC.,
                                      TSI GARDEN CITY, INC.,
                                      TSI GERMANTOWN, LLC,
                                      TSI GARDEN CITY, INC.,
                                      TSI GERMANTOWN, LLC,
                                      TSI GLOVER, INC.,
                                      TSI GRAND CENTRAL, INC.,
                                      TSI GREAT NECK, INC.,
                                      TSI GREENWICH, INC.,
                                      TSI HERALD, INC.,

                                      By: /s/ Richard Pyle
                                          -----------------------------
                                          Name: Richard Pyle
                                          Title: Chief Financial Officer

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                                      TSI HIGHPOINT, LLC,
                                      TSI HOBOKEN, LLC,
                                      TSI HOLDINGS (CIP), INC.,
                                      TSI HOLDINGS (DC), INC.,
                                      TSI HOLDINGS (IP), LLC,
                                      TSI HOLDINGS (MA), INC.,
                                      TSI HOLDINGS (MD), INC.,
                                      TSI HOLDINGS (NJ), INC.,
                                      TSI HOLDINGS (PA), INC.,
                                      TSI HOLDINGS (VA), INC.,
                                      TSI HUNTINGTON, INC.,
                                      TSI INSURANCE, INC.,
                                      TSI INTERNATIONAL, INC.,
                                      TSI IRVING PLACE, INC.,
                                      TSI JERSEY CITY, LLC,
                                      TSI K STREET, INC.,
                                      TSI LARCHMONT, INC.,
                                      TSI LEXINGTON (MA), INC.,
                                      TSI LINCOLN, INC.,
                                      TSI LIVINGSTON, LLC,
                                      TSI LONG BEACH, INC.,
                                      TSI LYNNFIELD, INC.,
                                      TSI M STREET, INC.,
                                      TSI MADISON, INC.,
                                      TSI MAHWAH, LLC,
                                      TSI MAMARONECK, INC. ,
                                      TSI MARKET STREET, LLC,
                                      TSI MARLBORO, LLC
                                      TSI MATAWAN, LLC,
                                      TSI MONTCLAIR, LLC,
                                      TSI MURRAY HILL, INC.,
                                      TSI NANUET, INC.,
                                      TSI NASHUA, LLC,
                                      TSI NATICK, INC.,
                                      TSI NEWARK, LLC,
                                      TSI NEWBURY STREET, INC.,
                                      TSI NORTH BETHESDA, LLC,
                                      TSI NORWALK, INC.,
                                      TSI OCEANSIDE, INC.,
                                      TSI OLD BRIDGE, LLC,
                                      TSI PARSIPPANY, LLC,

                                      By: /s/ Richard Pyle
                                          -------------------------------
                                          Name: Richard Pyle
                                          Title: Chief Financial Officer

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                                      TSI PLAINSBORO, LLC,
                                      TSI PRINCETON, LLC,
                                      TSI RAMSEY, LLC,
                                      TSI READE STREET, INC.,
                                      TSI RIDGEWOOD, LLC,
                                      TSI RITTENHOUSE, LLC,
                                      TSI RODIN PLACE, LLC,
                                      TSI RYE, INC.,
                                      TSI SCARSDALE, INC.,
                                      TSI SEAPORT, INC.,
                                      TSI SHERIDAN, INC.,
                                      TSI SILVER SPRING, LLC,
                                      TSI SOCIETY HILL, LLC,
                                      TSI SOHO, INC.,
                                      TSI SOMERSET, LLC,
                                      TSI SOUTH PARK SLOPE, INC.,
                                      TSI SPRINGFIELD, LLC,
                                      TSI STAMFORD DOWNTOWN, INC.,
                                      TSI STAMFORD POST, INC.,
                                      TSI STAMFORD RINKS, INC.,
                                      TSI STATEN ISLAND, INC.,
                                      TSI STERLING, LLC,
                                      TSI SUPPLEMENTS, INC.,
                                      TSI SYOSSET, INC.,
                                      TSI WALL STREET, INC.,
                                      TSI WALTHAM, LLC,
                                      TSI WASHINGTON, INC.,
                                      TSI WATER STREET, INC.,
                                      TSI WELLESLEY, INC.,
                                      TSI WEST CALDWELL, LLC,
                                      TSI WEST NEWTON, INC.,
                                      TSI WEST NYACK, INC.,
                                      TSI WEST SPRINGFIELD, LLC ,
                                      TSI WEST 14, INC.,
                                      TSI WEST 16, INC.,
                                      TSI WEST 23, INC.,
                                      TSI WEST 38, INC.,
                                      TSI WEST 41, INC.,
                                      TSI WEST 44, INC.,
                                      TSI WEST 48, INC.,
                                      TSI WEST 52, INC.,

                                      By: /s/ Richard Pyle
                                          ------------------------------
                                          Name: Richard Pyle
                                          Title: Chief Financial Officer

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                                      TSI WEST 73, INC.,
                                      TSI WEST 76, INC.,
                                      TSI WEST 80, INC.,
                                      TSI WEST 94, INC.,
                                      TSI WEST 125, INC.,
                                      TSI WESTPORT, INC.,
                                      TSI WESTWOOD, LLC,
                                      TSI WEYMOUTH, INC.,
                                      TSI WHITE PLAINS, INC.,
                                      TSI WHITESTONE, INC.,
                                      TSI WOODMORE, INC.

                                       By: /s/ Richard Pyle
                                          ------------------------------
                                          Name: Richard Pyle
                                          Title: Chief Financial Officer